UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K
                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 March 30, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

              Utah                                     87-0500306

 (State or other jurisdiction of              (IRS Employer Identification

         incorporation)                                  Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Principal Officers; Election of
                 Directors; Appointment of Principal Officer

(b) On March 30th, 2007, Denis E. Waitley, a member of the Board of Directors of USANA Health Sciences, Inc. (the "Company"), communicated his decision to retire from the Board. Dr. Waitley's service as a director will end on April 17, 2007.

Item 8.01         Other Events

On March 30th, 2007, the Company issued a press release announcing that Denis E. Waitley, a member of the Company's Board of Directors, has withdrawn his nomination for reelection to the Board of Directors. The release also included a statement from the company regarding allegations made concerning the academic credentials of Mr. Waitley. A copy of the press release is furnished herewith as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.

As previously announced in the Company's proxy statement as filed with the Commission on March 13, 2007, the Company will hold its Annual Meeting of Shareholders on April 18, 2007. As a result of Mr. Waitley's withdrawal as a nominee to the Board, any shareholder votes received in favor of the election of Mr. Waitley at the meeting will be disregarded, and the remaining four directors previously identified in the proxy statement will continue to stand for re-election. As a result of Mr. Waitley's becoming unavailable for election, pursuant to the Company's proxy statement, the Board may reduce the number of directors, substitute another person for that nominee, or otherwise fill the vacancy created. Currently, the directors do not plan to substitute another person to be nominated as a director in connection with the annual meeting.

Item 9.01         Financial Statements and Exhibits

                 (d) Exhibits

Exhibit 99 Press release issued by USANA Health Sciences, Inc. dated March 30, 2007 (furnished herewith).

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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           USANA HEALTH SCIENCES, INC.


                          By:  /s/ Gilbert A. Fuller
                               Gilbert A. Fuller, Chief Financial Officer

Date: April 2, 2007

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